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EXHIBIT 10.4

AMENDMENT TO
THIRD AMENDED AND RESTATED
ROSS STORES, INC
1992 STOCK OPTION PLAN

    WHEREAS, by letters dated December 18, 2000 and January 29, 2001, Ross Stores, Inc. (the "Company") requested a determination by the Nasdaq Stock Market, Inc. ("Nasdaq") that the stockholder approval requirement of Nasdaq Marketplace Rule 4350(i)(1)(A) would not apply to a proposed amendment to the Third Amended and Restated Ross Stores, Inc. 1992 Stock Option Plan (the "Plan") to extend until the date of the annual meeting of the Company's stockholders in May 2005 the term during which options may be granted under the Plan; and

    WHEREAS, by letter dated March 6, 2001, Nasdaq stated its determination that it would not require stockholder approval of such amendment;

    NOW, THEREFORE, Section 1.3 of the Plan is hereby amended in its entirety as follows:

  However, all options shall be granted, if at all, prior to the date of the Company's Annual Stockholder Meeting in May 2005.

    IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth an amendment to Plan duly adopted by the Board of Directors of the Company on March 22, 2001.

/s/ John G. Call Secretary
March 22, 2001 Date

PLAN HISTORY

February 24, 1984	Board adopts 1984 Stock Option Plan ("Initial Plan") with an initial reserve of 300,000 shares.
June 1, 1984	Stockholders approve Initial Plan
October 19, 1984	Board approves two-for-one stock split, resulting in an adjusted reserve of 600,000 shares.
July 2, 1985	Board approves three-for-two stock split, resulting in an adjusted reserve of 900,000 shares.
February 19, 1987	Board amends and restates Initial Plan as Amended and Restated 1984 Stock Option Plan ("First Plan"), with an increased share reserve of 1,900,000 shares.
June 8, 1987	Stockholders approve First Plan.
March 14, 1988	Board amends and restates First Plan as Second Amended and Restated 1984 Stock Option Plan ("Second Plan").
May 27, 1988	Stockholders approve Second Plan.
March 17, 1989	Board amends and restates Second Plan as Third Amended and Restated 1984 Stock Option Plan ("Third Plan"), with an increased share reserve of 3,400,000 shares.
May 25, 1989	Stockholders approve Third Plan.
March 18, 1991	Board amends and restates Third Plan as Fourth Amended and Restated 1984 Stock Option Plan ("Fourth Plan"), with an increased share reserve of 4,900,000 shares.
May 31, 1991	Stockholders approve Fourth Plan.
March 16, 1992	Board amends and restates Fourth Plan as the 1992 Stock Option Plan ("1992 Plan"), with an increased share reserve of 6,400,000 shares and a term extended until March 16, 2002.
May 28, 1992	Stockholders approve 1992 Plan.
March 16, 1995
Board amends and restates 1992 Plan as the Amended and Restated 1992 Stock Option Plan ("First 1992 Plan"), with an increased share reserve of 7,600,000 shares and a Section 162(m) Grant Limit equal to 2% of the shares of common stock issued and outstanding on April 10, 1995 (24,632,786 shares X 2% = 492,655).
May 25, 1995	Stockholders approve First 1992 Plan.
March 5, 1997
Two-for-one stock split results in adjustment of share reserve from 7,600,000 shares to 15,200,000 shares and an adjustment of the Section 162(m) Grant Limit from 492,655 shares to 985,311 shares (49,265,572 shares X 2%).
March 19, 1998	Board amends and restates First 1992 Plan as the Second Amended and Restated 1992 Stock Option Plan ("Second 1992 Plan"), with an increased share reserve of 17,500,000 shares.
May 28, 1998	Stockholders approve Second 1992 Plan.

September 22, 1999
Two-for-one stock split results in adjustment of share reserve from 17,500,000 shares to 35,000,000 shares and an adjustment of the Section 162(m) Grant Limit from 985,311 shares to 1,970,622 shares (98,531,144 shares X 2%).
March 16, 2000	Board amends and restates Second 1992 Plan as the Third Amended and Restated 1992 Stock Option Plan ("Third 1992 Plan"), with no change in the share reserve or persons eligible under the plan.
March 22, 2001
Upon receipt of written determination of Nasdaq Stock Market, Inc., dated March 6, 2001 that the stockholder approval requirement of Nasdaq Marketplace Rule 4350(i)(1)(a) would not apply to such amendment, the Board amends the Third 1992 Plan to extend the term of the plan until the date of the Annual Stockholders Meeting in May 2005.

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  EXHIBIT 10.4
AMENDMENT TO THIRD AMENDED AND RESTATED ROSS STORES, INC 1992 STOCK OPTION PLAN
PLAN HISTORY